SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12


                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:

                                                        [LOGO: NEUBERGER BERMAN]
                                                       A Lehman Brothers Company

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.

                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           ---------------------------

Dear Stockholder:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Dividend Advantage Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc. (each, a "Fund" and, collectively, the "Funds"), will be held on Tuesday, March 8, 2005, at 2:30 p.m. Eastern time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 for the following purposes:

    1. To elect five Class III Directors (one of which is to be elected only by holders of each Fund's preferred stock) to serve until the annual meeting of stockholders in 2008, or until their successors are elected and qualified; and

    2. To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

     You are entitled to vote at the Meeting of your Fund and any adjournments thereof if you owned Fund shares at the close of business on January 12, 2005 ("Record Date"). If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S). If you have any questions about the proposals or the voting instructions, please call us at 877-461-1899. Any proposal submitted to a vote at the meeting by anyone other than the officers or directors of the Funds may be voted only in person or by written proxy.

     We will admit to the Meeting (1) all stockholders of record of the Funds as of the Record Date, (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CONTACT US AT 877-461-1899.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

                                 By order of the Boards of Directors,

                                 /s/ Claudia A. Brandon
                                 Claudia A. Brandon
                                 Secretary

Dated: February 4, 2005

--------------------------------------------------------------------------------

                    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                            SHARES OF STOCK YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     IF YOU OWN SHARES OF MORE THAN ONE FUND OR SHARES OF BOTH COMMON STOCK AND PREFERRED STOCK OF THE SAME FUND, THERE WILL BE MORE THAN ONE PROXY CARD ENCLOSED. PLEASE FILL OUT AND RETURN EACH PROXY CARD.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S).

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                                                        [LOGO: NEUBERGER BERMAN]
                                                       A Lehman Brothers Company

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.

                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MARCH 8, 2005

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Dividend Advantage Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc. (each, a "Fund" and, collectively, the "Funds"), by the Board of Directors of each respective Fund in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders or any adjournments thereof ("Meeting") to be held on Tuesday, March 8, 2005, at 2:30 p.m. Eastern time at the offices of Neuberger Berman, LLC ("Neuberger Berman"), 605 Third Avenue, 41st Floor, New York, New York 10158-3698. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and form of proxy first will be mailed to stockholders on or about February 4, 2005.

     If an enclosed proxy card is executed properly and returned, shares represented thereby will be voted at the Meeting in accordance with the instructions on the proxy card. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy card or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy card, shares will be voted "FOR" the election of each nominee for Director and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on January 12, 2005, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, each Fund had the following number of shares of common stock ("Common Shares") and preferred stock ("Preferred Shares") outstanding and entitled to vote:

                                                COMMON SHARES   PREFERRED SHARES
FUND                                             OUTSTANDING      OUTSTANDING
--------------------------------------------------------------------------------
Neuberger Berman
  California Intermediate Municipal Fund Inc.      6,791,981        2,360
Neuberger Berman
  Dividend Advantage Fund Inc.                     5,805,236        2,100
Neuberger Berman Income Opportunity Fund Inc.     17,723,648        5,020
Neuberger Berman
  Intermediate Municipal Fund Inc.                20,705,124        7,176
Neuberger Berman
  New York Intermediate Municipal Fund Inc.        5,574,550        1,930
Neuberger Berman
  Real Estate Securities Income Fund Inc.         33,316,439        9,800
Neuberger Berman Realty Income Fund Inc.          27,372,139        9,120
--------------------------------------------------------------------------------

     Holders of each Fund's outstanding Common Shares and Preferred Shares will vote together as a single class to elect four of the Class III Directors. As described herein under the section entitled "Election of Directors -- Proposal," holders of the Preferred Shares of each Fund will vote separately from holders of the Common Shares to elect one additional Class III Director. As to any other business that may properly come before the Meeting or any adjournments thereof, holders of the Common Shares and Preferred Shares may vote together as a single class or separately, depending on the requirements of the Investment Company Act of 1940, as amended ("1940 Act"), the Maryland General Corporation Law and a Fund's charter with respect to said item of business. Each full share of a Fund's Common Shares or Preferred Shares is entitled to one vote and each fractional share of a Fund's Common Shares or Preferred Shares is entitled to a proportionate share of one vote.

     Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of Neuberger Berman Management Inc. ("NB Management"), affiliates of NB Management or other representatives of the Funds. NB Management serves as each Fund's investment manager and administrator. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund.

     The presence at the Meeting, in person or by proxy, of stockholders entitled to vote 33-1/3% of the shares outstanding and entitled to vote at the Meeting is required for a quorum. The affirmative vote of the holders of a majority of a Fund's outstanding Common Shares and Preferred Shares, voting as a single class, is required to elect four of that Fund's Class III Directors. The affirmative vote of the holders of a majority of a Fund's outstanding Preferred Shares, voting separately from the holders of Common Shares, is required to elect one additional Class III Director for that Fund. With respect to other items of business (and the Funds are not currently aware of any other items to be brought before the Meeting), the necessary affirmative vote will depend on the requirements of the 1940 Act, the Maryland General Corporation Law and the Fund's charter with respect to said item of business. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposed item are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chairman of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The Funds expect that broker-dealer firms holding shares of the Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Meeting. The Funds understand that, under the rules of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX"), such broker-dealers may grant authority to the proxies designated by the Funds to vote on the election of Directors for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     In tallying stockholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either
(i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes effectively will be a vote against any adjournment and against the election of the Directors.

     As of January 12, 2005, the Funds do not know of any person who owns beneficially 5% or more of the outstanding Common Shares or Preferred Shares of any Fund.

     In addition, the Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of January 12, 2005.

     NB Management serves as the investment manager and administrator to each Fund. NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. NB Management is located at 605 Third Avenue, New York, New York 10158-0180. NB Management retains Neuberger Berman, 605 Third Avenue, New York, New York 10158-3698, as sub-adviser with respect to each Fund. As of September 30, 2004, Neuberger Berman affiliates had approximately $65.6 billion in assets under management. Neuberger Berman and NB Management are indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly held company.

     STOCKHOLDERS OF RECORD OR BENEFICIAL OWNERS AS OF THE RECORD DATE MAY OBTAIN A FREE COPY OF THE ANNUAL REPORT FOR EACH FUND FOR THE FISCAL YEAR OR PERIOD, AS APPLICABLE, ENDED OCTOBER 31, 2004, WHICH INCLUDE AUDITED FINANCIAL STATEMENTS, BY WRITING NB MANAGEMENT AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 877-461-1899.

     Stockholders may send communications that they would like to direct to the Board of Directors of a Fund to the attention of Philip R. Carroll, Chief Compliance Officer of the Funds, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. Each Board has directed Mr. Carroll to send such communications to the chairperson of the applicable Fund's Code of Ethics Committee. Nominee recommendations and stockholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180 as described in this Proxy Statement under "Information Regarding the Funds' Process for Nominating Director Candidates" and "Stockholder Proposals."

                              ELECTION OF DIRECTORS
                                    PROPOSAL

     The Board of Directors of each Fund is divided into three classes (Class I, Class II and Class III). The terms of office of Class I, Class II and Class III Directors will expire at the annual meeting of stockholders held in 2006, 2007 and 2005, respectively, and at each third annual meeting of stockholders thereafter. Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of each Fund's Directors helps to promote the continuity and stability of each Fund's management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining Directors may fill the vacancies so created, to the extent permitted by the 1940 Act.

     Holders of each Fund's Preferred Shares are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of Directors). One of those two Directors, Howard A. Mileaf, is a Class III Director currently up for election. The other is a Class II Director up for election in 2007. The Class II Director is not a nominee to be considered at the Meeting.

     The term of each current Class III Director expires in 2005, but each expressed his or her willingness to serve another term as Director of the Funds if nominated by the Boards of Directors.

     The Nominating Committee of each Fund reviewed the qualifications, experience and background of each incumbent Director. Based upon this review, each Committee determined that nominating the incumbents would be in the best interests of its Fund's stockholders. Each Fund's Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

     At a meeting on December 15, 2004, the Boards of Directors received the recommendations of the Nominating Committees. After discussion and consideration of, among other things, the backgrounds of the incumbents, each Fund's Board voted to nominate Robert A. Kavesh, Howard A. Mileaf, Edward I. O'Brien, William
E. Rulon, and Candace L. Straight for election as Class III Directors with a term expiring in 2008. Each Fund has a policy that at least three-fourths of all Directors be Independent Fund Directors. Independent Fund Directors are those who are not associated with the Funds' investment adviser or sub-adviser or their affiliates, or with any broker-dealer used by the Funds, the investment adviser or the sub-adviser in the past six months.

     It is the intention of the persons named in the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as

Director if elected. Each Fund's Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board of Directors may recommend.

     None of the Directors is related to any other. The following tables set forth certain information regarding each Director of the Funds. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.

                        INFORMATION REGARDING NOMINEES
                      FOR ELECTION AT 2005 ANNUAL MEETING

------------------------------------------------------------------------------------------------
                                                     NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX   OTHER DIRECTORSHIPS
                                                     OVERSEEN BY    HELD OUTSIDE FUND COMPLEX
NAME AND AGE               PRINCIPAL OCCUPATION(S)   DIRECTOR       BY DIRECTOR
------------------------------------------------------------------------------------------------
                                            CLASS III
------------------------------------------------------------------------------------------------
Independent Fund Directors
------------------------------------------------------------------------------------------------
Robert A. Kavesh           Marcus Nadler                   41       Director, DEL
(77)                       Professor Emeritus of                    Laboratories, Inc.
                           Finance and Economics,                   (cosmetics and
                           New York University                      pharmaceuticals) since
                           Stern School of                          1978; Director, The
                           Business.                                Caring Community
                                                                    ( not-for-profit).
------------------------------------------------------------------------------------------------
Howard A. Mileaf           Retired. Formerly, Vice         41       Director, WHX
(68)                       President and Special                    Corporation (holding
                           Counsel, WHX                             company) since August
                           Corporation (holding                     2002; Director,
                           company) 1993 to 2001.                   Webfinancial Corporation
                                                                    (holding company) since
                                                                    December 2002; Director,
                                                                    State Theatre of New
                                                                    Jersey (not-for-profit
                                                                    theater) since 2000;
                                                                    formerly, Director,
                                                                    Kevlin Corporation
                                                                    (manufacturer of
                                                                    microwave and
                                                                    other products).
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                 NUMBER OF
                                                 PORTFOLIOS IN
                                                 FUND COMPLEX   OTHER DIRECTORSHIPS
                                                 OVERSEEN BY    HELD OUTSIDE FUND COMPLEX
NAME AND AGE          PRINCIPAL OCCUPATION(S)    DIRECTOR       BY DIRECTOR
------------------------------------------------------------------------------------------------
William E. Rulon      Retired. Formerly,               41       Director, Pro-Kids Golf
(72)                  Senior Vice President,                    and Learning Academy
                      Foodmaker, Inc.                           (teach golf and computer
                      (operator and franchiser                  usage to "at risk"
                      of restaurants) until                     children) since 1998;
                      January 1997.                             formerly, Director,
                                                                Prandium, Inc.
                                                                (restaurants) from March
                                                                2001 until July 2002.
------------------------------------------------------------------------------------------------
Candace L. Straight   Private investor and             41       Director, The
(57)                  consultant specializing                   Proformance Insurance
                      in the insurance                          Company (personal lines
                      industry; formerly,                       property and casualty
                      Advisory Director,                        insurance) since March
                      Securitas Capital LLC                     2004; Director,
                      (a global private equity                  Providence Washington
                      investment firm                           (property and casualty
                      dedicated to making                       insurance company) since
                      investments in the                        December 1998; Director,
                      insurance sector) 1998                    Summit Global Partners
                      to December 2002.                         (insurance brokerage
                                                                firm) since October 2000.
------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
------------------------------------------------------------------------------------------------
Edward I. O'Brien*    Formerly, Member,                41       Director, Legg Mason,
(76)                  Investment Policy                         Inc. (financial services
                      Committee, Edward                         holding company) since
                      Jones 1993 to 2001;                       1993; formerly, Director,
                      President, Securities                     Boston Financial Group
                      Industry Association                      (real estate and tax
                      (SIA) (securities                         shelters) 1993 to 1999.
                      industry's representative
                      in government relations
                      and regulatory matters
                      at the federal and state
                      levels) from 1974 to
                      1992; Adviser to SIA,
                      November 1992 to
                      November 1993.
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        INFORMATION REGARDING DIRECTORS

                         WHOSE CURRENT TERMS CONTINUE

------------------------------------------------------------------------------------------------
                                                   NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX   OTHER DIRECTORSHIPS
                                                   OVERSEEN BY    HELD OUTSIDE FUND COMPLEX
NAME AND AGE          PRINCIPAL OCCUPATION(S)      DIRECTOR       BY DIRECTOR
------------------------------------------------------------------------------------------------
                                            CLASS I
------------------------------------------------------------------------------------------------
Independent Fund Directors
------------------------------------------------------------------------------------------------
Faith Colish (69)     Counsel, Carter Ledyard            41       Director, American Bar
                      & Millburn LLP (law                         Retirement Association
                      firm) since October                         (ABRA) since 1997
                      2002; formerly,                             (not-for-profit
                      Attorney-at-Law and                         membership association).
                      President, Faith Colish,
                      A Professional Corporation,
                      1980 to 2002.
------------------------------------------------------------------------------------------------
C. Anne Harvey (67)   Consultant, C. A.                  41       President, Board of
                      Harvey Associates,                          Associates to The
                      since June 2001;                            National Rehabilitation
                      formerly, Director,                         Hospital's Board of
                      AARP, 1978                                  Directors, since 2002;
                      to December 2001.                           formerly, Member,
                                                                  Individual Investors
                                                                  Advisory Committee to
                                                                  the New York Stock
                                                                  Exchange Board of
                                                                  Directors, 1998 to June
                                                                  2002; formerly, Member,
                                                                  American Savings
                                                                  Education Council's
                                                                  Policy Board (ASEC),
                                                                  1998 to 2000; formerly,
                                                                  Member, Executive
                                                                  Committee, Crime
                                                                  Prevention Coalition of
                                                                  America, 1997 to 2000.
------------------------------------------------------------------------------------------------
Cornelius T. Ryan     Founding General                   41       Director, Capital Cash
(73)                  Partner, Oxford Partners                    Management Trust
                      and Oxford Bioscience                       (money market fund),
                      Partners (venture capital                   Naragansett Insured
                      partnerships) and                           Tax-Free Income Fund,
                      President, Oxford                           Rocky Mountain Equity
                      Venture Corporation.                        Fund, Prime Cash Fund,
                                                                  several private companies
                                                                  and QuadraMed
                                                                  Corporation (NASDAQ).
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FUND COMPLEX   OTHER DIRECTORSHIPS
                                                                   OVERSEEN BY    HELD OUTSIDE FUND COMPLEX
NAME AND AGE                           PRINCIPAL OCCUPATION(S)     DIRECTOR       BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Peter P. Trapp (60)                    Regional Manager for              41       None
                                       Atlanta Region, Ford
                                       Motor Credit Company
                                       since August 1997;
                                       formerly, President,
                                       Ford Life Insurance
                                       Company, April 1995
                                       to August 1997.
------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
------------------------------------------------------------------------------------------------------------
Peter E. Sundman*                      Executive Vice                    41       Director and Vice
(45)                                   President, Neuberger                       President, Neuberger &
                                       Berman Inc. (holding                       Berman Agency, Inc.
                                       company) since 1999;                       since 2000; formerly,
                                       Head of Neuberger                          Director, Neuberger
                                       Berman Inc.'s Mutual                       Berman Inc. (holding
                                       Funds and Institutional                    company) from October
                                       Business since 1999;                       1999 through March
                                       President and Director,                    2003; Trustee, Frost
                                       NB Management since                        Valley YMCA.
                                       1999; Executive Vice
                                       President, Neuberger
                                       Berman since 1999;
                                       formerly, Principal,
                                       Neuberger Berman from
                                       1997 until 1999;
                                       formerly, Senior Vice
                                       President, NB
                                       Management from
                                       1996 to 1999.
------------------------------------------------------------------------------------------------------------
                                                    CLASS II
------------------------------------------------------------------------------------------------------------
Independent Fund Directors
------------------------------------------------------------------------------------------------------------
John Cannon (75)                       Consultant. Formerly,             41       Independent Trustee or
                                       Chairman, CDC                              Director of three series of
                                       Investment Advisers                        OppenheimerFunds:
                                       (registered investment                     Limited Term New York
                                       adviser), 1993 to                          Municipal Fund,
                                       January 1999; formerly,                    Rochester Fund
                                       President and Chief                        Municipals, and
                                       Executive Officer, AMA                     Oppenheimer Convertible
                                       Investment Advisors, an                    Securities Fund,
                                       affiliate of the American                  since 1992.
                                       Medical Association.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                               NUMBER OF
                                               PORTFOLIOS IN
                                               FUND COMPLEX   OTHER DIRECTORSHIPS
                                               OVERSEEN BY    HELD OUTSIDE FUND COMPLEX
NAME AND AGE        PRINCIPAL OCCUPATION(S)    DIRECTOR       BY DIRECTOR
------------------------------------------------------------------------------------------
Barry Hirsch (71)   Attorney-at-Law.                 41       None
                    Formerly, Senior
                    Counsel, Loews
                    Corporation (diversified
                    financial corporation)
                    May 2002 until April
                    2003; formerly, Senior
                    Vice President,
                    Secretary and General
                    Counsel, Loews
                    Corporation.
------------------------------------------------------------------------------------------
Tom D. Seip (54)    General Partner, Seip            41       Director, H&R Block,
                    Investments LP (a                         Inc. (financial services
                    private investment                        company) since May
                    partnership); formerly,                   2001; Director, Forward
                    President and CEO,                        Management, Inc. (asset
                    Westaff, Inc. (temporary                  management) since 2001;
                    staffing), May 2001 to                    formerly, Director,
                    January 2002; Senior                      General Magic (voice
                    Executive at the Charles                  recognition software)
                    Schwab Corporation                        2001 to 2002; Director,
                    from 1983 to 1999,                        E-Finance Corporation
                    including Chief                           (credit decisioning
                    Executive Officer,                        services) 1999 to 2003;
                    Charles Schwab                            formerly, Director, Save-
                    Investment                                Daily.com (micro
                    Management, Inc. and                      investing services) 1999
                    Trustee, Schwab Family                    to 2003; Director,
                    of Funds and Schwab                       Offroad Capital Inc.
                    Investments from 1997                     (pre-public internet
                    to 1998 and Executive                     commerce company).
                    Vice President-Retail
                    Brokerage, Charles
                    Schwab Investment
                    Management from 1994
                    to 1997.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                 NUMBER OF
                                                 PORTFOLIOS IN
                                                 FUND COMPLEX   OTHER DIRECTORSHIPS
                                                 OVERSEEN BY    HELD OUTSIDE FUND COMPLEX
NAME AND AGE           PRINCIPAL OCCUPATION(S)   DIRECTOR       BY DIRECTOR
------------------------------------------------------------------------------------------
Director who is an "Interested Person"
------------------------------------------------------------------------------------------
Jack L. Rivkin*(64)    Executive Vice                  41       Director, Dale Carnegie
                       President and Chief                      and Associates, Inc.
                       Investment Officer,                      (private company) since
                       Neuberger Berman Inc.                    1998; Director, Emagin
                       (holding company)                        Corp. (public company)
                       since 2002 and 2003,                     since 1997; Director,
                       respectively; Executive                  Solbright, Inc. (private
                       Vice President and                       company) since 1998;
                       Chief Investment                         Director, Infogate, Inc.
                       Officer, Neuberger                       (private company) since
                       Berman since December                    1997; Director, Broadway
                       2002 and 2003,                           Television Network
                       respectively; Director                   (private company)
                       and Chairman, NB                         since 2000.
                       Management since
                       December 2002;
                       formerly, Executive
                       Vice President,
                       Citigroup Investments,
                       Inc. from September
                       1995 to February 2002;
                       formerly, Executive
                       Vice President,
                       Citigroup Inc. from
                       September 1995 to
                       February 2002.
------------------------------------------------------------------------------------------

* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Funds by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Funds by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds or accounts for which NB Management serves as investment manager.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(h) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, certain of each Fund's officers and each Fund's Directors and portfolio managers, persons owning more than 10% of each Fund's stock and certain officers and principals of the Funds' investment manager and sub-adviser are required to report their transactions in each Fund's stock to the SEC and either the NYSE (with respect to Neuberger Berman Realty Income Fund Inc.) or the AMEX (with respect to the other Funds). Based solely on the review by each Fund of the copies of such reports received by each Fund, each Fund believes that, during its fiscal period ended October 31, 2004, all filing requirements applicable to such persons were met.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The following table sets forth the number of times each Fund's Board met during the fiscal period ended October 31, 2004. Each Director attended at least 75% of the total number of meetings of each Board and of any committee of which he or she was a member during that period.

FUND                                                        BOARD MEETINGS HELD
-------------------------------------------------------------------------------
Neuberger Berman California Intermediate Municipal Fund Inc.        5
Neuberger Berman Dividend Advantage Fund Inc.(1)                    5
Neuberger Berman Income Opportunity Fund Inc.                       5
Neuberger Berman Intermediate Municipal Fund Inc.                   5
Neuberger Berman New York Intermediate Municipal Fund Inc.          5
Neuberger Berman Real Estate Securities Income Fund Inc.            5
Neuberger Berman Realty Income Fund Inc.                            5
-------------------------------------------------------------------------------

(1) The Fund commenced investment operations on March 30, 2004

     The Boards have established several standing committees to oversee particular aspects of the Funds' management. The standing committees of each Board are described below. The Boards do not have a standing compensation committee.

     AUDIT COMMITTEE. Each Audit Committee's purposes are (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors;
(e) to act as a liaison between the Fund's independent auditors and the full Board; and (f) to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors/trustees. The charter of the Audit Committees was attached to the Funds' proxy statement dated January 12, 2004. The Audit Committee of each Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund's independent auditors to the Chairman of the Audit Committee.

     The Audit Committee of each Fund is composed entirely of Independent Fund Directors who are also considered independent under the listing standards applicable to each Fund. For each Fund, its members are John Cannon, Cornelius
T. Ryan (Chairman), Tom D. Seip and Peter P. Trapp. Members of the Audit Committee receive additional compensation for serving on this committee. The Report of the Audit Committees relating to the audit of Fund financial statements for the fiscal year ended October 31, 2004 is attached hereto as Appendix A. During the fiscal year ended October 31, 2004, the Committee of each

Fund except Neuberger Berman Dividend Advantage Fund Inc. ("Dividend Advantage Fund") met three times before Dividend Advantage Fund commenced investment operations and the Committee of each Fund met four times after Dividend Advantage Fund commenced operations.

     CODE OF ETHICS COMMITTEE. The Code of Ethics Committee oversees the administration of a Fund's Code of Ethics, which restricts the personal securities transactions of employees and officers of NB Management and Neuberger Berman, and the Directors. For each Fund, its members are Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman), Howard A. Mileaf and Edward I. O'Brien. All members except for Mr. O'Brien are Independent Fund Directors. During the fiscal year ended October 31, 2004, the Committee of each Fund met once.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of a Fund's principal contractual arrangements. For each Fund, its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William E. Rulon and Candace L. Straight. All members are Independent Fund Directors. During the fiscal year ended October 31, 2004, the Committee of each Fund met twice.

     EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when the full board is not available. It has all the powers of the Directors when the Directors are not in session, to the extent permitted by Maryland law. For each Fund, its members are John Cannon, Howard A. Mileaf, Edward I. O'Brien, Jack L. Rivkin, William E. Rulon, Cornelius T. Ryan and Peter
E. Sundman (Chairman). All members except for Messrs. O'Brien, Rivkin and Sundman are Independent Fund Directors. During the fiscal year ended October 31, 2004, the Committee of each Fund did not meet.

     NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of a Fund. The Committees met to discuss matters relating to the nomination of Class III Directors with respect to each Fund. For each Fund, its members are C. Anne Harvey (Chairwoman), Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf and Tom D. Seip. All members are Independent Fund Directors. During the fiscal year ended October 31, 2004, the Committee of each Fund except Dividend Advantage Fund met once before Dividend Advantage Fund commenced investment operations and the Committee of each Fund met once after Dividend Advantage Fund commenced operations.

     PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, data on the quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman and Lehman Brothers Inc. ("Lehman Brothers") to the Funds, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability, reports prepared by third party consultants regarding the execution of the Funds' trades and the consideration given to alternative trading systems. The members of the Committee of each Fund are Faith Colish, C. Anne Harvey, Cornelius T. Ryan, Candace L. Straight (Chairwoman) and Peter P. Trapp. All members are Independent Fund Directors. During the fiscal year ended October 31, 2004, the Committee of each Fund except Dividend Advantage Fund met three times before Dividend Advantage Fund commenced investment operations and the Committee of each Fund met once after Dividend Advantage Fund commenced operations.

     PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing a Fund's portfolio securities and, from time to time, may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. For each Fund, its members are John Cannon, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), William E. Rulon and Tom D. Seip (Chairman). All members except for Mr. Rivkin and Mr. O'Brien are Independent Fund Directors. During the fiscal year ended October 31, 2004, the Committee of each Fund except Dividend Advantage Fund met once before Dividend Advantage Fund commenced investment operations. The Committee of each Fund other than Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Realty Income Fund Inc. met once after Dividend Advantage Fund commenced operations; the Committees of Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Realty Income Fund Inc. met twice after Dividend Advantage Fund commenced operations.

INFORMATION REGARDING THE FUNDS' PROCESS FOR NOMINATING DIRECTOR CANDIDATES

     NOMINATING COMMITTEE CHARTER. Each Fund's Nominating Committee is currently reviewing a written charter.

     STOCKHOLDER COMMUNICATIONS. Each Fund's Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. No nominee recommendation has been received from a stockholder within the past 120 days.

     NOMINEE QUALIFICATIONS. While there is no formal list of qualifications, the Nominating Committees consider, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Boards' operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as independent directors, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committees also consider whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of the Boards' present composition and the Committees' (or the Boards') perceptions about future issues and needs.

     IDENTIFYING  NOMINEES.   The  Nominating  Committees  consider  prospective
candidates from any reasonable source. The Committees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committees, based on the results of these contacts, believed they had identified a viable candidate, they would air the matter with the full group of independent Board members for input. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

     The Funds do not have a policy on Director attendance at the annual meeting of stockholders. For each Fund other than Dividend Advantage Fund one Board member attended the 2004 annual meeting of stockholders. For Dividend Advantage Fund, the Meeting will be the first annual meeting of stockholders.

OWNERSHIP OF SECURITIES

     Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2004.

                                                AGGREGATE DOLLAR RANGE
                                                OF EQUITY SECURITIES IN
                                                ALL REGISTERED INVESTMENT
                        DOLLAR RANGE OF         COMPANIES OVERSEEN BY
                        EQUITY SECURITIES       DIRECTOR IN FAMILY
NAME OF DIRECTOR        OWNED IN EACH FUND*     OF INVESTMENT COMPANIES*
-----------------------------------------------------------------------------
Independent Fund Directors
-----------------------------------------------------------------------------
John Cannon             None                    $50,001 - $100,000
Faith Colish            None                    Over $100,000
C. Anne Harvey          None                    $50,001 - $100,000
Barry Hirsch            None                    Over $100,000
Robert A. Kavesh        None                    $10,001 - $50,000
Howard A. Mileaf        None                    Over $100,000
William E. Rulon        None                    $50,001 - $100,000
Cornelius T. Ryan       None                    Over $100,000
Tom D. Seip             None                    Over $100,000
Candace L. Straight     None                    Over $100,000
Peter P. Trapp          None                    $50,001 - $100,000
-----------------------------------------------------------------------------
Directors who are "Interested Persons"
-----------------------------------------------------------------------------
Edward I. O'Brien       None                    Over $100,000
Jack L. Rivkin          None                    $10,001 - $50,000
Peter E. Sundman        None                    Over $100,000
-----------------------------------------------------------------------------

*  Valuation as of December 31, 2004.

INDEPENDENT FUND DIRECTORS' OWNERSHIP OF SECURITIES

     As of December 31, 2004, no Independent Fund Director (or his/her immediate family members) owned securities of NB Management or securities in an entity controlling, controlled by or under common control with NB Management (not including registered investment companies).

OFFICERS OF THE FUNDS

     The following table sets forth certain information regarding the officers of the Funds. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of the Funds are appointed by the Directors and serve at the pleasure of the Board.

--------------------------------------------------------------------------------------
                          POSITION AND LENGTH
NAME AND AGE              OF TIME SERVED       PRINCIPAL OCCUPATION(S)
--------------------------------------------------------------------------------------
Claudia A. Brandon (48)   Secretary since      Vice President-Mutual Fund Board
                          Inception*           Relations, NB Management since
                                               2000; Vice President, Neuberger
                                               Berman since 2002 and employee
                                               since 1999; formerly, Vice
                                               President, NB Management from
                                               1986 to 1999; Secretary, fourteen
                                               registered investment companies for
                                               which NB Management acts as
                                               investment manager and
                                               administrator (four since 2002, three
                                               since 2003 and four since 2004).
--------------------------------------------------------------------------------------
Philip R. Carroll (70)    Chief                Vice President, Neuberger Berman
                          Compliance           since 2002; Associate General
                          Officer since        Counsel, Neuberger Berman since
                          2004                 2001; Director-Mutual Fund
                                               Compliance, NB Management since
                                               1995; Chief Legal Officer, fourteen
                                               registered investment companies for
                                               which NB Management acts as
                                               investment manager and
                                               administrator (ten since 2003, four
                                               since 2004); Chief Compliance
                                               Officer, fourteen registered
                                               investment companies for which
                                               NB Management acts as investment
                                               manager and administrator
                                               (fourteen since 2004) and Lehman
                                               Brothers/First Trust Income
                                               Opportunity Fund.
--------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                        POSITION AND LENGTH
NAME AND AGE            OF TIME SERVED       PRINCIPAL OCCUPATION(S)
----------------------------------------------------------------------------------
Robert Conti (48)       Vice President       Senior Vice President, Neuberger
                        since Inception*     Berman since 2003; formerly, Vice
                                             President, Neuberger Berman from
                                             1999 to 2003; Senior Vice
                                             President, NB Management since
                                             2000; formerly, Controller, NB
                                             Management until 1996; formerly,
                                             Treasurer, NB Management from
                                             1996 to 1999; Vice President,
                                             fourteen registered investment
                                             companies for which NB
                                             Management acts as investment
                                             manager and administrator (three
                                             since 2000, four since 2002, three
                                             since 2003 and four since 2004).
----------------------------------------------------------------------------------
Brian J. Gaffney (51)   Vice President       Managing Director, Neuberger
                        since Inception*     Berman since 1999; Senior Vice
                                             President, NB Management since
                                             2000; formerly, Vice President,
                                             NB Management from 1997 until
                                             1999; Vice President, fourteen
                                             registered investment companies
                                             for which NB Management acts
                                             as investment manager and
                                             administrator (three since 2000,
                                             four since 2002, three since 2003
                                             and four since 2004).
----------------------------------------------------------------------------------
Sheila R. James (39)    Assistant            Employee, Neuberger Berman
                        Secretary since      since 1999; formerly, Employee,
                        Inception*           NB Management from 1991 to
                                             1999; Assistant Secretary, fourteen
                                             registered investment companies
                                             for which NB Management acts
                                             as investment manager and
                                             administrator (seven since 2002,
                                             three since 2003 and four
                                             since 2004).
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                        POSITION AND LENGTH
NAME AND AGE            OF TIME SERVED       PRINCIPAL OCCUPATION(S)
----------------------------------------------------------------------------------
Kevin Lyons (49)        Assistant            Employee, Neuberger Berman
                        Secretary since      since 1999; formerly, Employee,
                        2003                 NB Management from 1993 to
                                             1999; Assistant Secretary, fourteen
                                             registered investment companies
                                             for which NB Management acts as
                                             investment manager and
                                             administrator (ten since 2003 and
                                             four since 2004).
----------------------------------------------------------------------------------
John M. McGovern (34)   Assistant            Vice President, Neuberger Berman
                        Treasurer since      since January 2004; Employee, NB
                        Inception*           Management since 1993; Assistant
                                             Treasurer, fourteen registered
                                             investment companies for which
                                             NB Management acts as investment
                                             manager and administrator (seven
                                             since 2002, three since 2003 and
                                             four since 2004).
----------------------------------------------------------------------------------
Barbara Muinos (46)     Treasurer and        Vice President, Neuberger Berman
                        Principal            since 1999; formerly, Assistant
                        Financial and        Vice President, NB Management
                        Accounting           from 1993 to 1999; Treasurer and
                        Officer since        Principal Financial and Accounting
                        Inception*           Officer, fourteen registered
                                             investment companies for which
                                             NB Management acts as
                                             investment manager and
                                             administrator (seven since 2002,
                                             three since 2003 and four since
                                             2004); formerly, Assistant
                                             Treasurer of three registered
                                             investment companies for
                                             which NB Management acts as
                                             investment manager and
                                             administrator from 1996 to 2002.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                         POSITION AND LENGTH
NAME AND AGE             OF TIME SERVED       PRINCIPAL OCCUPATION(S)
----------------------------------------------------------------------------------
Frederic B. Soule (58)   Vice President       Senior Vice President, Neuberger
                         since Inception*     Berman since 2003; formerly, Vice
                                              President, Neuberger Berman from
                                              1999 to 2003; formerly, Vice
                                              President, NB Management from
                                              1995 to 1999; Vice President,
                                              fourteen registered investment
                                              companies for which NB
                                              Management acts as investment
                                              manager and administrator (three
                                              since 2000, four since 2002, three
                                              since 2003 and four since 2004).
----------------------------------------------------------------------------------

* Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc. and Neuberger Berman New York Intermediate Municipal Fund Inc. commenced operations in 2002. Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Realty Income Fund Inc. commenced operations in 2003. Dividend Advantage Fund commenced operations in 2004.

COMPENSATION OF DIRECTORS

     The following table sets forth information concerning the compensation of the Funds' Directors. The Funds do not have any retirement plan for their Directors. For the fiscal year ended October 31, 2004, the Directors received the amounts set forth in the following table from each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc.
Dividend Advantage Fund has not completed a full fiscal year since its organization. The estimated compensation that the Directors will receive from that Fund for the fiscal year ending October 31, 2005 is set forth in the following table. For the calendar year ended December 31, 2004, the Directors received the compensation set forth in the following table for serving as Trustees or Directors of investment companies in the "Fund Complex." Each officer and Director who is a director, officer or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves as a Fund Director and/or officer without any compensation from the Funds.

                                TABLE OF COMPENSATION

                                                                    TOTAL COMPENSATION
                                                                      FROM REGISTERED
                                 ACTUAL          ESTIMATED      INVESTMENT COMPANIES IN THE
                              COMPENSATION     COMPENSATION        NEUBERGER BERMAN FUND
                               FOR FISCAL       FOR FISCAL       COMPLEX PAID TO DIRECTORS
NAME AND POSITION              YEAR ENDING      YEAR ENDING       FOR CALENDAR YEAR ENDED
WITH EACH FUND                  10/31/04*       10/31/05**               12/31/04
----------------------------------------------------------------------------------------------
Independent Fund Directors
----------------------------------------------------------------------------------------------
John Cannon
  Director                       $2,266           $2,395                 $ 91,000
Faith Colish
  Director                       $2,498           $2,237                 $ 92,500
C. Anne Harvey
  Director                       $2,498           $2,237                 $ 92,500
Barry Hirsch
  Director                       $2,300           $2,237                 $ 85,000
Robert A. Kavesh
  Director                       $2,300           $2,237                 $ 85,000
Howard A. Mileaf
  Director                       $2,300           $2,237                 $ 85,000
William E. Rulon
  Director                       $1,906           $2,237                 $ 70,000
Cornelius T. Ryan
  Director                       $2,762           $2,526                 $103,500
Tom D. Seip
  Director                       $2,436           $2,395                 $ 91,000
Candace L. Straight
  Director                       $2,498           $2,237                 $ 92,500
Peter P. Trapp
  Director                       $2,661           $2,395                 $ 98,500
----------------------------------------------------------------------------------------------
Directors who are "Interested Persons"
----------------------------------------------------------------------------------------------
Edward I. O'Brien
  Director                       $2,498           $2,237                 $ 92,500
Jack L. Rivkin
  Director and President         $    0           $    0                 $      0
Peter E. Sundman
  Director, Chairman of
  the Board and Chief
  Executive Officer              $    0           $    0                 $      0
----------------------------------------------------------------------------------------------

 * This column only applies to the following Funds, which have each completed a full fiscal year: Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc.

** This column only applies to Dividend Advantage Fund, which has not completed a full fiscal year.

VOTE REQUIRED

     With respect to each Fund, Robert A. Kavesh, William E. Rulon, Candace L. Straight, and Edward I. O'Brien must be elected by the holders of a majority of the Fund's outstanding Common Shares and Preferred Shares, voting together. With respect to each Fund, Howard A. Mileaf must be elected by the holders of a majority of the outstanding Preferred Shares, voting separately from the holders of the Common Shares.

           THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" EACH NOMINEE.

                INFORMATION ON THE FUNDS' INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP ("Ernst & Young") audited the financial statements for the fiscal year ended October 31, 2004 for Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc. and for the fiscal period ended October 31, 2004 for Dividend Advantage Fund. Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for each Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Fund's filings with the SEC. In the opinion of the Audit Committees, the services provided by Ernst & Young are compatible with maintaining the independence of the Funds' independent registered public accounting firm. The Board of Directors of each Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2005. Ernst & Young has served as each Fund's independent auditors since the Fund's inception. Ernst & Young has informed the Funds that it has no material direct or indirect financial interest in any Fund.

     Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by Ernst & Young for the audit of the annual financial statements of the Funds for the fiscal years or periods ended October 31, 2003 and October 31, 2004 and for the review of the financial statements included in the Funds' regulatory filings were as shown in the table below.

                                                              AUDIT FEES BILLED
                                                      ----------------------------------
                                                       FISCAL YEAR OR     FISCAL YEAR OR
                                                        PERIOD ENDED       PERIOD ENDED
FUND                                                      10/31/03           10/31/04
----------------------------------------------------------------------------------------
Neuberger Berman
  California Intermediate Municipal Fund Inc.              $56,000           $31,250
Neuberger Berman Dividend Advantage Fund Inc.(1)             N/A             $49,750
Neuberger Berman Income Opportunity Fund Inc.(2)           $54,000           $31,250
Neuberger Berman Intermediate Municipal Fund Inc.          $56,000           $31,250
Neuberger Berman
  New York Intermediate Municipal Fund Inc.                $56,000           $31,250
Neuberger Berman
  Real Estate Securities Income Fund Inc.(3)               $34,000           $31,250
Neuberger Berman Realty Income Fund Inc.(4)                $74,000           $31,250
----------------------------------------------------------------------------------------

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Ernst & Young for the fiscal years or periods ended October 31, 2003 and October 31, 2004, for performing agreed-upon procedures for the Preferred Shares of each Fund were as shown in the table below.

                                                          AUDIT-RELATED FEES BILLED
                                                      ----------------------------------
                                                       FISCAL YEAR OR     FISCAL YEAR OR
                                                        PERIOD ENDED       PERIOD ENDED
FUND                                                      10/31/03           10/31/04
----------------------------------------------------------------------------------------
Neuberger Berman
  California Intermediate Municipal Fund Inc.               $1,667            $5,000
Neuberger Berman Dividend Advantage Fund Inc.(1)              N/A               N/A
Neuberger Berman Income Opportunity Fund Inc.(2)              N/A               N/A
Neuberger Berman Intermediate Municipal Fund Inc.           $1,667            $5,000
Neuberger Berman
  New York Intermediate Municipal Fund Inc.                 $1,666            $5,000
Neuberger Berman
  Real Estate Securities Income Fund Inc.(3)                  N/A             $5,000
Neuberger Berman Realty Income Fund Inc.(4)                   N/A             $5,000
----------------------------------------------------------------------------------------

TAX FEES

     The aggregate fees billed by Ernst & Young for the fiscal years or periods ended October 31, 2003 and October 31, 2004, for tax compliance, tax advice, and tax planning were as shown in the table below.

                                                               TAX FEES BILLED
                                                      ----------------------------------
                                                       FISCAL YEAR OR     FISCAL YEAR OR
                                                        PERIOD ENDED       PERIOD ENDED
FUND                                                      10/31/03           10/31/04
----------------------------------------------------------------------------------------
Neuberger Berman
  California Intermediate Municipal Fund Inc.              $ 8,000            $8,700
Neuberger Berman Dividend Advantage Fund Inc.(1)              N/A             $8,700
Neuberger Berman Income Opportunity Fund Inc.(2)           $ 8,000            $8,700
Neuberger Berman Intermediate Municipal Fund Inc.          $ 8,000            $8,700
Neuberger Berman
  New York Intermediate Municipal Fund Inc.                $10,450            $8,700
Neuberger Berman
  Real Estate Securities Income Fund Inc.(3)               $ 8,000            $8,700
Neuberger Berman Realty Income Fund Inc.(4)                $ 8,000            $8,700
----------------------------------------------------------------------------------------

ALL OTHER FEES

     Aggregate fees billed by Ernst & Young during the fiscal years or periods ended October 31, 2003 and October 31, 2004 for other services provided to the Funds were as shown in the table below.

                                                                ALL OTHER FEES
                                                      ----------------------------------
                                                       FISCAL YEAR OR     FISCAL YEAR OR
                                                        PERIOD ENDED       PERIOD ENDED
FUND                                                      10/31/03           10/31/04
----------------------------------------------------------------------------------------
Neuberger Berman
  California Intermediate Municipal Fund Inc.               $   0             $   0
Neuberger Berman Dividend Advantage Fund Inc.(1)             N/A              $   0
Neuberger Berman Income Opportunity Fund Inc.(2)            $   0             $   0
Neuberger Berman Intermediate Municipal Fund Inc.           $   0             $   0
Neuberger Berman
  New York Intermediate Municipal Fund Inc.                 $   0             $   0
Neuberger Berman
  Real Estate Securities Income Fund Inc.(3)                $   0             $   0
Neuberger Berman Realty Income Fund Inc.(4)                 $   0             $   0
----------------------------------------------------------------------------------------

     Aggregate fees billed by Ernst & Young during the fiscal years or periods ended October 31, 2003 and October 31, 2004 for non-audit services to the Funds, NB Management and Neuberger Berman were as shown in the table below.

                                                          AGGREGATE NON-AUDIT FEES*
                                                      ----------------------------------
                                                       FISCAL YEAR OR     FISCAL YEAR OR
                                                        PERIOD ENDED       PERIOD ENDED
FUND                                                      10/31/03           10/31/04
----------------------------------------------------------------------------------------
Neuberger Berman
  California Intermediate Municipal Fund Inc.             $242,704           $269,750
Neuberger Berman Dividend Advantage Fund Inc.(1)          $241,037           $264,750
Neuberger Berman Income Opportunity Fund Inc.(2)          $241,037           $264,750
Neuberger Berman Intermediate Municipal Fund Inc.         $242,704           $269,750
Neuberger Berman
  New York Intermediate Municipal Fund Inc.               $245,153           $269,750
Neuberger Berman
  Real Estate Securities Income Fund Inc.(3)              $241,037           $269,750
Neuberger Berman Realty Income Fund Inc.(4)               $241,037           $269,750
----------------------------------------------------------------------------------------

* Because this is a combined proxy for multiple Funds, the aggregate total of the fees billed to NB Management and Neuberger Berman is included in each Fund's Aggregate Non-Audit Fees in this table.

     Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committees did not approve any of the services described above pursuant to the "de minimis exceptions" set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NB Management or Neuberger Berman that the Audit Committees were required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(1)  The Fund commenced investment operations on March 30, 2004.

(2)  The Fund commenced investment operations on July 2, 2003.

(3)  The Fund commenced investment operations on October 31, 2003.

(4)  The Fund commenced investment operations on April 29, 2003.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of each respective Fund.

                              STOCKHOLDER PROPOSALS

     Each Fund's Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. The Secretary must receive the nomination or proposal not less than 90 days in advance of the anniversary of the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting. In order to be considered at a Fund's 2006 annual meeting, stockholder nominations and proposals must be received by the Fund no later than November 6, 2005 and must satisfy the other requirements of the federal securities laws. The chairperson of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                           TRUSTEES AND THEIR NOMINEES

     Please advise the Funds, at 605 Third Avenue New York, New York 10158, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                 By order of the Boards of Directors,

                                 /s/ Claudia A. Brandon
                                 Secretary

Dated: February 4, 2005

                      This page is intentionally left blank.

                                                                     APPENDIX A

                             AUDIT COMMITTEE REPORT

                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.
                           (COLLECTIVELY, THE "FUNDS")

     The Audit Committees of the Boards of Directors of the Funds operate pursuant to a Charter, which sets forth the role of the Audit Committee in each Fund's financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee the Funds' accounting and financial reporting processes and the quality and objectivity of the Funds' financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, selection of the auditors and reviewing the scope and results of each Fund's annual audit with the Fund's independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Funds' financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.

     The Audit Committee met on December 14, 2004 to review each Fund's audited financial statements for the fiscal period ended October 31, 2004. In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Funds' management and their independent auditors, Ernst & Young, LLP ("E&Y"). The Audit Committee has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, and has received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed with E&Y its independence.

     The members of the Audit Committee are not experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and E&Y.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in each Fund's Annual Report to Stockholders for the fiscal period ended October 31, 2004, for filing with the Securities and Exchange Commission.

     The members of the Audit Committee are listed below. Each has been determined to be independent pursuant to American Stock Exchange Rule 121B(b)(1) and New York Stock Exchange Rule 303.01.

John Cannon
Walter G. Ehlers*
Cornelius T. Ryan (Chairman)
Tom D. Seip
Peter P. Trapp

December 14, 2004

----------------

*  Retired from the Boards of Directors of all Funds, effective December 31,
   2004.

                [LOGO: NEUBERGER BERMAN]
                A Lehman Brothers Company

                Neuberger Berman Management Inc.
                605 Third Avenue 2nd floor
                New York, New York 10158-0180

                www.nb.com


                                                                     P06661
                                                                     D0527 02/05

NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
NEUBERGER BERMAN REALTY INCOME FUND INC.

          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MARCH 8, 2005

FUND NAME PRINTS HERE

The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of common stock in the Neuberger Berman closed-end funds listed above at the Annual Meeting of Stockholders to be held on March 8, 2005, at 2:30 p.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. WITH RESPECT TO EACH OF THE NEUBERGER BERMAN CLOSED-END FUNDS LISTED ABOVE, THIS PROXY IS BEING SOLICITED ON BEHALF OF ITS BOARD OF DIRECTORS.

The shares of common stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                             Date: ___________________ , 2005

         Signature (owner, trustee, custodian, etc.)  (PLEASE SIGN IN THE BOX)

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

        Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person. cnbcef-jh

       YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF STOCK YOU OWN.

PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. /X/

1. To elect four Class III Directors to serve until the annual meeting of stockholders in 2008, or until their successors are elected and qualified:

ALL FUNDS                FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT*

(01) Robert A. Kavesh
(02) Edward I. O'Brien       / /                 / /             / /
(03) William E. Rulon
(04) Candace L. Straight

*TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO VOTE.

------------------------------------


         IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-877-461-1899.

                        PLEASE SIGN ON THE REVERSE SIDE.
                                                                       cnbcef-jh

NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
NEUBERGER BERMAN REALTY INCOME FUND INC.

          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MARCH 8, 2005

FUND NAME PRINTS HERE

The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of preferred stock in the Neuberger Berman closed-end funds listed above at the Annual Meeting of Stockholders to be held on March 8, 2005, at 2:30 p.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. WITH RESPECT TO EACH OF THE NEUBERGER BERMAN CLOSED-END FUNDS LISTED ABOVE, THIS PROXY IS BEING SOLICITED ON BEHALF OF ITS BOARD OF DIRECTORS.

The shares of preferred stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                Date: ___________________, 2005

            Signature (owner, trustee, custodian, etc.) (PLEASE SIGN IN THE BOX)
            --------------------------------------------------------------------

            --------------------------------------------------------------------
            Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.
                                                                   cnbcef - jh P

       YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF STOCK YOU OWN. PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. /X/

1. To elect five Class III Directors to serve until the annual meeting of stockholders in 2008, or until their successors are elected and qualified:

ALL FUNDS                   FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT*

(01) Robert A. Kavesh           / /                 / /            / /
(02) Howard A. Mileaf
(03) Edward I. O'Brien
(04) William E. Rulon
(05) Candace L. Straight


*TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO VOTE.

--------------------------------------------------------------

         IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-877-461-1899.

                        PLEASE SIGN ON THE REVERSE SIDE.

                                                                     cnbcef-jh P